Focused on Delivering Profitable Growth Investor Presentation January 2014 NASDAQ: CUBI

* This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: availability and adequacy of cash flow to meet our debt service requirements under the notes; changes in competitive and market factors might affect our results or operations; changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals; changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; our ability to identify potential candidates for, and consummate, acquisition or investment transactions; the timing and results of acquisitions or investment transactions; our failure to complete any or all of the transactions described herein on the terms currently contemplated; local, regional, national, and international economic conditions and events and the impact they may have on us and our customers, including our operations and investments, both in the United States and contemplated in India; targeted or estimated returns on assets and equity, growth rates and future asset levels; our ability to attract deposits and other sources of liquidity and capital; changes in the financial performance and/or condition of our borrowers, and issuers of securities we hold; changes in the level of non-performing and classified assets and charge-offs; changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; changes in our capital structure resulting from future capital offerings or acquisitions; inflation, interest rate, securities market and monetary and foreign currency fluctuations, both in the United States, and internationally, especially in India due to our pending strategic investment the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and saving habits; technological changes; our ability to grow, increase market share and control expenses, and maintain sufficient liquidity; Forward Looking Statements

* timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; volatility in the credit and equity markets and its effect on the general economy; the potential for customer fraud, especially in our mortgage warehouse lending business; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-consuming or costly than expected; material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations; investments in new markets, domestic or foreign, where we have little or no experience; the levels of activity and revenue from referrals from contractual or investment arrangements; and the liquidity and values of our strategic investments, including foreign strategic investments in India. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; volatility in the credit and equity markets and its effect on the general economy; the potential for customer fraud, especially in our mortgage warehouse lending business; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-consuming or costly than expected;  material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations; investments in new markets, domestic or foreign, where we have little or no experience;  the levels of activity and revenue from referrals from contractual or investment arrangements; and the liquidity and values of our strategic investments, including foreign strategic investments in India. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.  No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Company.
documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Company. Forwarding Looking Statements cont.

* Investment Proposition ~$4.2 billion asset bank Well capitalized at 13% + total risk based capital and 10% + tier 1 leverage Target market from Boston to Washington D.C. along interstate 95 ROA of .95% and ROE of 9.49%; eight quarters of record core earnings 3.18% net interest margin 165% compounded annual growth in core earnings since 2010 Loan mix – 1/3 mortgage*, 1/3 commercial and 1/3 multi-family 90% compounded annual growth in loans since 2009 DDA and total deposits compounded annual growth of 111% and 75% respectively since 2009 No charge-offs on loans originated after 2009 0.43% non-performing assets (non-FDIC covered loans) Total reserves to non-performing loans of 153% Current share price ($19.67) is 11.7x estimated 2014 earnings, and 10.0x 2015 earnings Price/tangible book estimated at 1.2x and 1.1x for 2014 and 2015 respectively Strong Bank in Attractive Markets Profitability Balance Sheet Credit Quality Valuation * Includes mortgage warehouse

* Current Company Overview Source: SNL Financial and Company data. Note: Branch proposed in northeastern Philadelphia. *Source: Company Documents. ~$4.2 bn institution with 18 sales offices with target market from Boston to Washington D.C. Operating in key Mid-Atlantic and Northeast markets New York City area (Westchester County and Manhattan) Philadelphia area (Bucks, Berks, Chester, Delaware and Philadelphia Counties in southeastern Pennsylvania and Mercer county in New Jersey) Boston area (Operations in Boston and Providence) Washington D.C. (Loan production office) Unique “high-touch, high-tech” value proposition Exceptional customer service supported by state-of-the-art technology 24 hour concierge banking 400,000 free ATM’s across the country Leading edge mobile & internet banking Remote check deposits via smart phone Picture bill pay Text banking Current Markets

* 2013 Financial Highlights Reported earnings of $32.7 million an increase of 37% Fully diluted earnings of $1.43 for 2013 Net Interest Income up 44% RECORD NET INCOME FOR FULL YEAR 2013 AND 4Q 2013 EXECUTION OF ORGANIC GROWTH STRATEGY Added teams in New England, New York and Pennsylvania Loans receivable up 100% to $2.4 billion Loans held for sale (principally mortgage warehouse loans) decreased 48% VERY STRONG ASSET QUALITY Non-covered non-accrual loans at 0.43% of total non-covered loans Non-covered 30 to 89 days delinquent loans only 0.3% of total non-covered loans Total risk based capital of 13.16%; tier 1 leverage at 11.23% Tangible common equity increased 44% to $382.9 million Enough capital for over $1.0 billion of growth STRONG CAPITAL *Total risk based capital is an estimate pending final call report

* 2013 Revenue Growth and Strong Credit Quality Results in Record Earnings Q4 2013 net income of $9.0 million is up 19% over 4Q 2012 mainly due to net interest income fueled by net loan growth while maintaining high credit quality and also growing low cost core deposits throughout the year Net interest income before provision was $103.2 million in 2013 an increase of 44% compared to 2012 Non interest income increased $3.1 million to $7.9 million in 4Q 2013 largely due to mortgage banking revenue of $1.1 million and securities gains of $1.3 million Non-covered NPL’s as a percentage of total non-covered NPL’s was 0.43% in 4Q 2013 compared to 0.84% in 4Q 2012 Net Revenue Before Provision Earnings Highlights Asset Quality (1) Excludes gain on sales of securities of $1.3 million in Q4 2013 and $9.0 million in 2012 (1) (1) (1)

* Disciplined Model for Increasing Shareholder Value Build tangible book value per share each quarter via earnings Strong organic revenue growth + efficient, scalable infrastructure result in sustainable double digit EPS growth A clear and simple risk management driven business strategy Above average ROAA and ROAE Proven management team Disciplined Model for Superior Shareholder Value Creation

* Success Factors Align With Shareholder Value Creation Model High Credit Quality - ensures low non-performers and charge offs. Revenues 2X Expenses – gets bank to 50% or less efficiency ratio through positive operating leverage. Customers Come First - results in strong relationships, customer referrals and franchise value. Strong Capital – 7% (+/-) minimum TCE ratio and 11% minimum RBC ratio Strong Risk Management – critical for successful banking operation. Critical Success Factors Drive Business Strategy and Superior Performance

* Customers Bank Advantage Cash Management Residential Real Estate Credit Cards Commercial Real Estate Commercial Banking Retail Branches Client Makes One Call Client High Touch supported by High Tech Single Point of Contact Banking Private / Personal Bankers Concierge Banking Other Products/ Services

* Single Point of Contact Pays off in Strong Loan and Deposit Growth Overcame a $700 million decrease in 2013 from the mortgage warehouse loans held for sale with growth in multi family/CRE loans of $860 million and commercial and industrial loans growth of $265 million in 2013 New Banking teams in New England and New York combined contributed $265.6 million of loan growth in 2013 Expectation is to grow each of the New England and New York markets to $1.0 billion in the next 5 years Single point of contact The banking group is completely responsible for the customer (no passing off to other departments) High Touch supported by High Tech Loan Growth (1) Includes C&I and owner occupied CRE

* Results in Disciplined & Profitable Growth Revenue ($mm) Core Net Income (1) Source: SNL Financial and Company data. Core income, on a diluted per-share basis is net income before extraordinary items, less the after-tax portion of income from investment gains and nonrecurring items. CAGR calculated from Dec-10 to Mar-13. Net Interest Income ($mm) Strategy execution has produced superior growth in revenues and earnings

* Strong Loan Portfolio Growth Loan Portfolio Mix ($mm) High credit quality results from Customers’ underwriting standards and conservative loan mix Centralized credit committee approval for all loans Average C&I loan < $2.0 million Average Multi-family loans < $5 million; concentrated in New York City ~90 strong warehouse clients All loans are secured All loans are stress tested for higher rates and a slower economy Warehouse loans structured as repurchase agreements are classified as loans held for sale No losses on loans originated since new management team took over Includes C&I and owner occupied CRE Non-owner occupied CRE Average balances for September 2013 Loan Distribution (3) High Growth With Strong Credit Quality

* No charge-offs on loans originated since 2009 0.43% of NPAs from non-FDIC covered and acquired loans Strong credit and risk management cultures Strong Credit Quality Source: Company documents. *Excludes accruing TDRs and loans 90 days+ past due and still accruing. Non-covered Nonperforming Assets ($mm)

* Deposits: Organic Growth With Controlled Costs Source: Company data. Total Deposit Growth ($mm) Average DDA Growth ($mm) Cost of Deposits Deposits per Branch ($mm) Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

* Strong Capital Levels Enable Growth Strong capital enables asset and deposit growth Customers raised $200+ million of equity capital in past 18 months at book value or better Current capital levels will provide for over $1.0 billion of growth (assumes risk weighted assets are 90% of total assets) Customers is targeting 11% Total Risk Based Capital floor and 7% Leverage ratio (regulatory requirement for well capitalized is10% and 5% respectively) ROAE target is 10% or greater Capital Ratios Equity Total Assets (in millions) *Total risk based capital is an estimate pending final call report

* Strong Growth Provides for Shareholder Value Creation Per share tangible book value up 34% since December 2010 Focused on continuous growth of TBV aligns executive management compensation with shareholder value creation Strategies and key decisions are framed by estimated effect on per share TBV Customers growth strategy is directed to increasing earnings per share and TBV per share Tangible Book Value Growth

* Highly Experienced Management Team

Key Financial Targets for the Next 3-5 Years

Customers Bancorp, Inc.

- Focus in future years
  - Single point of contact model – "High touch supported by high tech"
  - Superior credit quality
  - Above average organic growth
  - Expense management
- Earnings per share growth estimated at ~ 17% year over year
  - Assumes no additional common shares are issued during 2014 or 2015
- Expecting mortgage warehouse balances to remain flat and continue to shrink as a percentage of total assets
- Strategically aligned technology partners
  - Core Banking Platform - Fiserv
  - Mobile Banking Platform – Malauzai
- Unique branch model
  - 24 hours concierge bankers
  - All-In-Cost (interest expense + operating cost)
  - Alternative channels emerging in our model
    - Use of technology to reduce branch traffic

Criteria	3 -5 Year Targets
Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	15% annual compounded growth
Efficiency Ratio	~ 40% *

Year	EPS Expectations
2014 EPS	$1.65 - $1.70
2015 EPS	$1.95 - $2.00

**Efficiency ratio = non-interest expenses/(net interest income + non-interest income – securities gains)*

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* Name Position Background Jack Miller, CPA (Retired) Director (Financial Expert) • Former Vice Chairman of KPMG • Former Chairman of the US Comptroller General's Governmental Auditing Standards Advisory Council Larry Way, CPA (Retired) J.D. Director (Chairman of the Audit Committee) • Former Chairman of ALCO Industries, Inc. • Former President and CEO of ALCO Industries, Inc. Steven J. Zuckerman Director (Chairman of Compensation Committee) • President and CEO of Clipper Magazine (sold to Gannett Corp.) • Partner at Opening Day Partners Daniel K. Rothermel, J.D. Director (Chairman of Risk Management Committee) • President and CEO of Cumru Associates, Inc. • Served over 20 years on the Board of Sovereign Bancorp & Sovereign Bank Jay Sidhu Chairman and Chief Executive Officer • Former Chairman and CEO of Sovereign Bank and Sovereign Bancorp. • Former Chairman and CEO of SIDHU Advisors Bhanu Choudhrie Executive Director of C&C Group • Private Equity Investor, London, U.K. High Quality Board of Directors A strong risk management culture begins with the Board of Directors Customers’ engaged and accomplished Board of Directors provides strategic input and oversight

* Comparison – Signature Bank SBNY Highly successfully bank with similar banking model

* Comparison: Texas Capital Bancshares TCBI Highly successfully bank with similar banking model

* Peer Group Comparison High Performance Regional Peers Source: SNL Financial, Company documents. Market data as of 9/30/13. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $2.0 billion and $6.0 billion and most recent quarter core ROAA greater than 90bps. Excludes merger targets and MHCs. Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.

* Summary Strong high performing ~$4.2 billion bank with significant growth opportunities “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth Attractive risk-reward: growing several times faster than industry average but trading at a significant discount to peers Experienced management team delivers with strong results Ranked #1 overall by Bank Director Magazine in the 2013 Growth Leader Rankings

* Contacts Company Robert Wahlman, CFO Tel: 610-743-8074 rwahlman@customersbank.com www.customersbank.com Investor Relations Ted Haberfield President, MZ North America Tel: 760-755-2716 thaberfield@mzgroup.us www.mzgroup.us

Appendix

* Balance Sheet

* Income Statement

* Net Interest Margin

* Asset Quality